Investor Presentation

November 14, 2013

West Bancorporation

David D. Nelson
President & Chief Executive Officer

Douglas R. Gulling
Executive Vice President & Chief Financial Officer

West Bancorporation

Forward-looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The information contained in this presentation may contain forward-looking statements about the Company's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratios. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, risks and uncertainties, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: competitive pressures, pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Securities and Exchange Commission and/or the Federal Reserve Board, Federal Deposit Insurance Corporation and Iowa Division of Banking and customer's acceptance of the Company's products and services. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

W West Bancorporation

Executive Leadership

David D. Nelson
President and
Chief Executive Officer

Douglas R. Gulling
EVP & CFO

Harlee N. Olafson
EVP & CRO

Brad L. Winterbottom
President
West Bank

West Bancorporation

Biographies

Dave Nelson, President & Chief Executive Officer



Mr. Nelson was elected Chief Executive Officer and President of West Bancorporation in March 2010. He has more than 25 years experience in commercial banking. Prior to joining West Bank he had various roles with Wells Fargo including President of Wells Fargo in Rochester, MN.

In addition to his extensive professional expertise, Mr. Nelson is an active participant in many community organizations. He currently serves on the Greater Des Moines Committee, Drake University National Advisory Council, the Iowa Bankers Association board, and ChildServe.

Doug Gulling, Executive Vice President & Chief Financial Officer



Mr. Gulling is Executive Vice President and Chief Financial Officer of West Bancorporation and Chief Financial Officer of West Bank. He joined the Board of Directors of West Bank in 2005.

He joined the Company in 2001 as Chief Financial Officer and was named Chief Financial Officer of West Bank in 2002. In 2004 he was elected Executive Vice President of the Company.

Mr. Gulling is a CPA, a member of the Iowa Society of CPAs, the American Institute of CPAs, and a member of Financial Executives International. He is a board member and past president of Friends of the Des Moines Botanical Center.

West Bancorporation

Biographies

Harlee Olafson, Executive Vice President & Chief Risk Officer



Mr. Olafson joined West Bank in August 2010 as Chief Risk Officer bringing over 30 years experience in the financial services industry. He was previously Area Business Banking Manager for Wells Fargo in Southern, Minnesota. He has also served as Bank President in Mankato, Minnesota as well as Lead President of the Wells Fargo Southern Minnesota Group.

A graduate of Valley City State University in Valley City, North Dakota, Mr. Olafson enjoys being an active participant in the community. Before coming to West Bank, he was involved with many community organizations, and has served as Chairman of the Mankato Chamber of Commerce. He has also served on the boards of the Minnesota State University Foundation, South Central College, and the YMCA..

Brad Winterbottom, President, West Bank



Mr. Winterbottom is Executive Vice President of the Company and President of West Bank. He has served as a Director of the Bank since 2000. Mr. Winterbottom joined West Bank in 1992.

A graduate of the University of Iowa, Mr. Winterbottom is currently the immediate past chairman of the board of Blank Children's Hospital and past President of Variety- the Children's Charity and serves on the boards of Blank Children's Hospital, Junior Achievement of Central Iowa, Youth Homes of Mid America Foundation and the University of Iowa Scholarship Fund.

West Bancorporation

Why West Bancorporation, Inc.?

1) Strong capital position
2) Very good credit quality
3) Excellent earnings
4) Attractive dividend
5) Growth

Mission, Values, Vision

Mission

- West Bancorporation and its subsidiaries will be recognized leaders in providing financial solutions and community service in our markets, and will provide a high quality work environment that attracts, fairly compensates, retains, and develops people who serve our clients with superior financial solutions.

Values

- West Bancorporation will serve the best interests of its employees, communities and shareholders by working in partnership with our clients to provide superior financial solutions. We will ethically, aggressively and professionally serve the existing and future needs of our clients.

Vision

- To achieve and sustain a position of industry envy and admiration.

West Bancorporation

Culture

What it means to be a community bank

- We build strong relationships through service and hard work
- We are committed to the communities we serve
- We build and maintain a strong reputation
- We recognize, develop and retain our top performing people

West Bancorporation

Culture
Community Advisory Board

We have deputized a band of customer advocates to help us with our marketing activities in each of our market areas.

Culture
Going Forward

- Our primary focus will be on our sales and service culture.
- We have specific sales activity expectations for all sales people.

Key Attributes

- Emphasis on small- and medium-sized businesses
- Relationship based
- Experienced management
- Continuity and expertise of staff
- Reliance upon local core deposits

Bank Locations


New Ulm
Faribault
Mankato
Slayton
Madelia
Owatonna
Rochester
Winona
Meadow Valley State Wildlife Area
Nekoosa
Neenah
Appleton
Oshkosh
La Crosse
Adams
Fond du Lac
Worthington
Fairmont
Albert Lea
Austin
Rushford
Elroy
Lake Delton
Estherville
Richland Center
West Bend
Decorah
Watertown
Spencer
Mason City
Madison
West Allis
Sioux Center
Algona
Postville
Prairie du Chien
Nashua
Cherokee
Storm Lake
Brodhead
Janesville
Fort Dodge
Cedar Falls
Waterloo
Manchester
Dubuque
Beloit
Freeport
Rockford
Denison
Carroll
Ames
Marshalltown
Cedar Rapids
Maquoketa
Elgin
De Kalb
Clinton
Dixon
Aurora
Harlan
West Des Moines
Ankeny
Iowa City
Naperville
Davenport
Moline
Atlantic
Joliet
Omaha
Ottawa
Knoxville
Oskaloosa
Muscatine
Kewanee
Bellevue
Red Oak
Creston
Ottumwa
Galva
Streator
Burlington
Clarinda
Corydon
Centerville
Peoria
Pontiac
Fort Madison
Auburn
Maryville
Keokuk
Macomb
Bloomington
Pekin
Wildwood
Kirksville
Rushville
bing
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West Bancorporation

Des Moines, IA

Des Moines is the political, economic and cultural center of Iowa

A major center for the insurance industry as well as a sizable financial services and publishing business base.

Recent rankings

- #4 Best place for business and careers - Forbes
- #2 Best city for jobs - Forbes
- #1 Best place to launch a small business – CNN Money



West Bancorporation

Iowa City, IA

Iowa City has long served as a center for culture and education.

- The economy is based on a thriving local commerce, a major university, and a number of national and international businesses.
- The academic, arts and research mission of the University, along with the health care services provided at its hospitals and clinics, have a tremendous economic impact on the area.
- Ranked #9 out of 179 on best performing small cities list.

Milken Institute-2010



West Bancorporation

Rochester, MN

High-tech, health-care and hospitality industries fuel Rochester's growth.

- Included among Kiplinger's 10 best cities for the next decade
- The city has long been a fixture on Money magazine's "Best Places to Live" index



West Bancorporation

Recent Recognition

- **Named 2013 & 2012 "SM-ALL Star" by Sandler O'Neill**
  - According to criteria established by Sandler O'Neill, West Bancorporation was named one of the top banks and thrifts in the United States with a market capitalization of less than $2 billion.

- **Named one of the "Nifty 50" by The Bank Director magazine**
  - Recognized in the first quarter of 2013 as number 31 of the 50 best users of capital.

West Bancorporation

Summary Balance Sheet

$ in (000's)	9.30.13	12.31.12
Cash	$ 62,592	$ 60,417
Fed Funds Sold	29,400	111,057
Investments	371,185	304,103
Net Loans	944,696	915,235
Premises/Fixed Assets	7,405	5,609
OREO	6,276	8,304
Other Assets	49,559	43,450
	$ 1,471,113	$ 1,448,175
Deposits	$ 1,165,792	$ 1,134,576
FF Purchased/Repos	44,458	55,596
Other Borrowed Money	132,384	114,509
Other Liabilities	7,322	8,907
Total Liabilities	$ 1,349,956	$ 1,313,588
Capital	121,157	134,587
	$ 1,471,113	$ 1,448,175

West Bancorporation

September Average Loan Balance


2012
0%
0%
4%
0%
13%
3%
6%
5%
29%
39%
2013
1%
0%
3%
0%
13%
3%
5%
24%
9%
42%
RE construction
Home equity
1-4 Family
Multi-family
Commercial RE
Commercial
IDB's
Consumer
Other loans including unposted/inprocess
Overdrafts

West Bancorporation

September Average Deposit Balance



2012
31%
4%
9%
15%
6%
7%
6%
5%
4%
2%
2013
28%
4%
7%
15%
6%
15%
5%
3%
1%
Non-interest bearing
Checking with interest
Reward Me checking
Health savings NOW
Income checking
Interest checking - ICS
Public high yield NOW
Super saver
Money market savings
Preferred money market
Public money market
Money market - ICS
CD's < $100,000
CD's > $100,000
CD's - CDARS
Indexed CD's

West Bancorporation

Consolidated Financial Results

	Three months ended September 30,		Nine months ended September 30,	
	2013	2012	**2013**	2012
Net income ($000)	**$ 4,363**	$ 3,752	**$ 12,609**	$ 12,112
Return on Average Equity	**14.41%**	11.36%	**13.02%**	12.61%
Return on Average Assets	**1.19%**	1.14%	**1.17%**	1.23%
Net Interest Margin	**3.49%**	3.45%	**3.45%**	3.46%
Efficiency Ratio	**51.14%**	51.92%	**52.70%**	50.98%
Texas Ratio	**12.46%**	12.99%	**12.46%**	12.99%

West Bancorporation

Consolidated Capital Measures

	9.30.13
Tangible common equity as % of total tangible assets	8.24%
Tangible common equity ($000's)	$ 121,157
Total tangible assets ($000's)	$1,471,113

West Bancorporation

West Bank Regulatory Capital Ratios

	9.30.13	Requirements to be well-capitalized
Risk-based capital as % of risk-weighted assets	14.1%	10.0%
Tier I Capital as % of risk-weighted assets	12.8%	6.0%
Tier I Capital as % of average assets	9.7%	5.0%

West Bank

Per Share and Market Information

	PER COMMON SHARE		MARKET INFORMATION (1)	
	Net Income Basic and Diluted	Dividends	High	Low
2013				
3rd Quarter	$ 0.27	$ 0.11	$ 14.50	$ 11.74
2nd Quarter	0.25	0.10	12.27	10.10
1st Quarter	0.23	0.10	11.72	10.46
2012				
4th Quarter	$ 0.22	$ 0.10	$ 12.29	$ 9.75
3rd Quarter	0.22	0.10	12.35	9.38
2nd Quarter	0.25	0.08	10.22	9.02
1st Quarter	0.23	0.08	10.46	8.71

(1) The prices shown are the high and low sale prices for the Company's common stock, which trades on the Nasdaq Global Select Market, under the symbol WTBA. The market quotations, reported by Nasdaq, do not include retail markup, markdown, or commissions.

West Bancorporation

Benchmark Peer Group Analysis

Bank Name	Total Assets 12.31.12	ROA YTD 12.31.12	ROE YTD 12.31.12	Efficiency Ratio YTD 12.31.12	Texas Ratio 12.31.12
West Bancorporation	**1,448,175**	**1.21%**	**12.34%**	**50.83%**	**11.25%**
Hills Bancorp.	2,099,720	1.30%	12.38%	58.94%	12.31%
QCR Holdings Inc.	2,093,730	0.65%	9.24%	68.60%	27.63%
Horizon Bancorp	1,848,227	1.19%	13.76%	60.79%	18.70%
MidWestOne Financial Grp	1,792,819	0.97%	10.13%	58.82%	7.63%
First Mid-Illinois Bancshares	1,578,032	0.91%	9.31%	61.38%	10.08%
Macatawa Bank Corp.	1,560,718	2.37%	34.39%	75.54%	109.52%
MetroCorp Bancshares Inc.	1,519,812	0.74%	6.32%	69.85%	22.14%
Firstbank Corp.	1,498,762	0.70%	7.00%	61.76%	34.22%
BankFinancial Corp	1,481,192	-1.78%	-13.36%	80.14%	25.49%
Isabella Bank Corporation	1,432,703	0.88%	7.60%	64.86%	22.31%
Mercantile Bank Corp.	1,422,926	0.89%	8.18%	72.45%	14.88%
MutualFirst Financial Inc.	1,422,405	0.50%	5.26%	71.81%	33.60%
Pulaski Financial Corp.	1,382,295	0.76%	8.04%	50.81%	47.67%
NASB Financial Inc.	1,252,524	1.77%	13.10%	60.77%	54.44%
CFS Bancorp Inc.	1,138,109	0.41%	4.41%	75.93%	54.75%
Baylake Corp.	1,023,971	0.74%	8.60%	63.61%	30.16%
75th Percentile	**1,631,729**	**1.03%**	**10.69%**	**60.79%**	**17.75%**
50th Percentile	**1,489,977**	**0.82%**	**8.39%**	**64.24%**	**26.56%**
25th Percentile	**1,412,378**	**0.69%**	**6.83%**	**71.97%**	**37.58%**

Source: SNL Financial LC

West Bancorporation

Why West Bancorporation, Inc.?

1) Strong capital position
2) Very good credit quality
3) Excellent earnings
4) Attractive dividend
5) Growth